UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 13, 2007

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32875 (Commission File Number)	76-3095469 (IRS Employer Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 13, 2007, Burger King Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed on Schedule 1 thereto (collectively the “Underwriters”), and certain stockholders of the Company listed on Schedule 2 thereto (the “Selling Stockholders”), pursuant to which the Selling Stockholders will sell to the Underwriters 18,000,000 shares of the Company’s common stock, par value $.01 per share, at $24.125 per share. The public offering price of the shares is $25.00 per share.

The shares are being sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-147142) (the “Registration Statement”) which became effective immediately upon filing with the Securities and Exchange Commission (“SEC”), and the Company’s prospectus, dated November 5, 2007, as supplemented by the Company’s prospectus supplements, dated November 6, 2007 and November 13, 2007, respectively, each as filed with the SEC. The Selling Stockholders have also granted the Underwriters a 30-day option to purchase up to an additional 2,700,000 shares of the Company’s common stock on the same terms and conditions. Pursuant to the Underwriting Agreement, the Company, its directors and certain officers and shareholders have agreed, subject to certain exceptions, not to sell, pledge or otherwise dispose of any shares, or enter into any similar transaction for a period of 90 days from November 13, 2007, except as otherwise permitted under the terms of the Underwriting Agreement, in the case of the Company, or the individual Lock-Up Agreements, in the case of the directors and certain officers and shareholders, without the prior written consent of Goldman, Sachs & Co., on behalf of the Underwriters. The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed herewith, incorporated by reference herein and incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit 1.1
Underwriting Agreement, dated November 13, 2007, among Burger King Holdings, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed on Schedule 1, and the Selling Stockholders listed on Schedule 2.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Anne Chwat
Anne Chwat
General Counsel and Secretary

Date: November 16, 2007

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